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                                                       -------------------------
SEI SELECT VARIABLE ANNUITY        SEI Select          The Lincoln National Life
                         Variable Annuity Application      Insurance Company
                                                          Fort Wayne, Indiana
                                                       -------------------------
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Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
INITIALED BY THE CONTRACT OWNER.
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1a Contract Owner    Maximum age of Contract Owner is 90.


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Full legal name or trust name*


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Street Address


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City                     State               ZIP


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Trustee name*

Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]  [_] Male   [_] Female
               Month   Day    Year

Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]

Date of trust* [_][_] [_][_] [_][_] Is trust revocable?*
                Month   Day    Year   [_] Yes    [_] No


*This information is required for trusts.

1b Joint Contract Owner    Maximum age of Joint Contract Owner is 90.


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Full legal name

Social Security number    [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]  [_] Male   [_] Female
               Month   Day    Year   [_] Spouse [_] Non-Spouse

2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 90.


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Full legal name

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Street address

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City                     State               ZIP

Social Security number    [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]  [_] Male   [_] Female
               Month   Day    Year

Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]


2b Contingent Annuitant    Maximum age of Contingent Annuitant is 90.


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Full legal name

Social Security number    [_][_][_]-[_][_]-[_][_][_][_]


3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)


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Full legal name or trust name*        / / Primary    / / Contingent

                                                            %
---------------------------------  ----------------  --------
Relationship to Contract Owner     SSN/TIN



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Full legal name or trust name*        / / Primary    / / Contingent

                                                            %
---------------------------------  ----------------  --------
Relationship to Contract Owner     SSN/TIN



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Full legal name or trust name*        / / Primary    / / Contingent

                                                            %
---------------------------------  ----------------  --------
Relationship to Contract Owner     SSN/TIN

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Executor/Trustee name*

Date of trust* [_][_] [_][_] [_][_] Is trust revocable?*
               Month   Day    Year   [_] Yes    [_] No

*This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953SEI).


4 Type of Contract

NONQUALIFIED: [_] Initial Contribution  OR [_] 1035 Exchange

TAX-QUALIFIED (MUST COMPLETE PLAN TYPE): [_] Transfer  OR [_] Rollover

PLAN TYPE (CHECK ONE): [_] Roth IRA  [_] Traditional IRA



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5a  Allocation (This section must be completed.)

Initial minimum: $25,000

FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION BELOW. IF DCA OPTION IS SELECTED, THE ENTIRE AMOUNT OF EACH FUTURE CONTRIBUTION WILL FOLLOW THE ALLOCATION IN SECTION 5b.

If no allocations are specified in Section 5a or 5b, the ENTIRE amount will be allocated to the Prime Obligation Fund pending instructions from the Contract Owner.

PLEASE ALLOCATE MY CONTRIBUTION OF:

$ __________________________  OR $ ______________________
  Initial contribution             Approximate amount
                                   from previous carrier

--------------------------------------------
SELECT A PORTFOLIO
--------------------------------------------
ELECT ONLY ONE PORTFOLIO

VP INSTITUTIONAL PORTFOLIOS

[_] Equity

[_] Capital Growth

[_] Growth & Income

[_] Moderate Growth & Income

VP GLOBAL PORTFOLIOS

[_] Equity

[_] Capital Growth

[_] Growth & Income

[_] Moderate Growth & Income

VP DOMESTIC PORTFOLIOS

[_] Equity

[_] Capital Growth

[_] Growth & Income

[_] Moderate Growth & Income
--------------------------------------------
THE PORTFOLIO SELECTED WILL BE AUTOMATICALLY
REBALANCED EACH CALENDAR QUARTER ACCORDING
TO THE PERCENTAGES DETERMINED BY SEI
INVESTMENT MANAGEMENT CORP.
--------------------------------------------

OR
--------------------------------------------
SELECT A CUSTOMIZED ALLOCATION
--------------------------------------------
USE WHOLE PERCENTAGES

        % VP Large Cap Growth Fund
---------

        % VP Large Cap Value Fund
---------

        % VP Small Cap Growth Fund
---------

        % VP Small Cap Value Fund
---------

        % VP International Equity Fund
---------

        % VP Emerging Markets Equity Fund
---------

        % VP Emerging Markets Debt Fund
---------

        % VP Core Fixed Income Fund
---------

        % VP High Yield Bond Fund
---------

        % VP International Fixed Income Fund
---------

        % VP Prime Obligation Fund
---------

          Fixed Account:         % 1 year
                         ---------
                                 % 3 years
                         ---------
                                 % 5 years
                         ---------

        % TOTAL (must = 100%)
=========
--------------------------------------------

5b Dollar Cost Averaging (Complete only if electing DCA.)

$2,000 minimum required in the Holding Account

-------------------------------------------------
Total amount to DCA:   $
                        -----------------
OR

MONTHLY amount to DCA: $
                        -----------------
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OVER THE FOLLOWING PERIOD:
                           --------------
                            MONTHS (6-60)
-------------------------------------------------
FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[_] DCA Fixed Account

[_] VP Prime Obligation Fund*

* The DCA holding account
and the DCA fund elected
cannot be the same.

-------------------------------------------------
INTO THE FUND(S) BELOW
-------------------------------------------------
USE WHOLE PERCENTAGES

        % VP Large Cap Growth Fund
---------

        % VP Large Cap Value Fund
---------

        % VP Small Cap Growth Fund
---------

        % VP Small Cap Value Fund
---------

        % VP International Equity Fund
---------

        % VP Emerging Markets Equity Fund
---------

        % VP Emerging Markets Debt Fund
---------

        % VP Core Fixed Income Fund
---------

        % VP High Yield Bond Fund
---------

        % VP International Fixed Income Fund
---------

        % VP Prime Obligation Fund*
---------

        % TOTAL (must = 100%)
=========
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FUTURE CONTRIBUTIONS WILL NOT AUTOMATICALLY
START A NEW DCA PROGRAM. INSTRUCTIONS MUST
ACCOMPANY EACH DCA CONTRIBUTION.
-------------------------------------------------



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5c Cross-Reinvestment or Portfolio Rebalancing

To elect either of these options, please complete the Cross-Reinvestment form (28051SEI) or the Portfolio Rebalancing form (28887SEI).

6 Benefit Options

DEATH BENEFIT OPTIONS (IF NO BENEFIT IS SPECIFIED, THE DEFAULT DEATH BENEFIT WILL BE THE RETURN OF PREMIUM DEATH BENEFIT.)

 [_] I/We hereby elect the Account Value Death Benefit option.

 [_] I/We hereby elect the Return of Premium Death Benefit option.

 [_] I/We hereby elect the Annual Step-Up(1) Death Benefit option.*

 [_] I/We hereby elect the 5% Step-Up(1) Death Benefit option.*

 [_] I/We hereby elect the Estate Enhancement Benefit(2) rider.*

 [_] I/We hereby elect the Estate Enhancement Benefit(2) rider with the 5%
     Step-Up Death Benefit option.*

*[_] I/We hereby elect the Accumulated Benefit Enhancement(4) in addition to the Death Benefit selected above. This option is available with the Annual Step-Up(1) Death Benefit, 5% Step-Up(1) Death Benefit, Estate Enhancement Benefit(2) rider or the Estate Enhancement Benefit(2) rider with the 5% Step-Up Death Benefit options.

BONUS OPTION

 [_] I/We hereby elect the Bonus Rider(3) in addition to the death benefit selected above.

 (1) The Annual Step-Up and 5% Step-Up option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.

 (2) The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

 (3) The Bonus Rider option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 85. The minimum initial contribution for this option is $150,000.

 (4) The Accumulated Benefit Enhancement Death Benefit option may only be elected if the contract is nonqualified.


7  Automatic Withdrawals

NOTE: WITHDRAWALS EXCEEDING 10% OF THE GREATER OF TOTAL CONTRACT VALUE OR
      PREMIUM PAYMENTS PER CONTRACT YEAR MAY BE SUBJECT TO CONTINGENT DEFERRED SALES CHARGES. WITHDRAWAL MINIMUM: $50 PER DISTRIBUTION/$300 ANNUALLY

[_] Please provide me with automatic withdrawals based on ________% (may be between 1-10%) of the greater of total contract value or premium payments, payable as follows:

[_] Monthly    [_] Quarterly    [_] Semi-annually    [_] Annually

Begin withdrawals in [_][_] [_][_][_][_]
                     Month   Year

OR

[_] Please provide me with automatic withdrawals of $________________________

[_] Monthly    [_] Quarterly    [_] Semi-annually    [_] Annually

Begin withdrawals in [_][_] [_][_][_][_]
                     Month   Year

NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT A RATE OF 10%. ADDITIONAL STATE TAX WITHHOLDING MAY BE REQUIRED DEPENDING ON STATE OF RESIDENCY.

ELECT ONE: [_] Do withhold taxes  Amount to be withheld ____% (must be at least 10%)

           [_] Do not withhold taxes

PAYOUT     [_] Direct deposit [_] Checking (ATTACH A "VOIDED" CHECK)
METHOD:    OR [_] Savings (ATTACH A DEPOSIT SLIP)

I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).



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Bank name                                         Bank telephone number


[_] Send check to address of record

[_] Send check to the following alternate address:

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8 Automatic Bank Draft


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Print account holder name(s) EXACTLY as shown on bank records

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Bank name                                         Bank telephone number

$
--------------------
Monthly amount        Automatic bank draft start date: [_][_]   [_][_]    [_][_]
                                                        Month  Day (1-26)  Year

[_] Checking (ATTACH A "VOIDED" CHECK) OR  [_] Savings (ATTACH A DEPOSIT SLIP)

I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

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9 Telephone/Internet Authorization (Check box if this option is desired.)

[_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, SEI Investments and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10 Replacement

Does the applicant have any existing life
policies or annuity contracts?                                [_] Yes  [_]No
Will the proposed contract replace any
existing annuity or life insurance?                           [_] Yes  [_]No
(Attach a state replacement form if required by the state in which the application is signed.)


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Company name

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Plan name                                                  Year issued

Fraud Warning

RESIDENTS OF ALL STATES EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

11  Signatures

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for SEI Variable Annuity and SEI Investments and verify my/our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUNDS IN THE SERIES, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

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Signed at (city)                          State

Date [_][_] [_][_] [_][_]
     Month   Day    Year

-----------------------------------  -------------------------------------------
SIGNATURE OF CONTRACT OWNER          JOINT CONTRACT OWNER (IF APPLICABLE)

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Signed at (city)                          State

Date [_][_] [_][_] [_][_]
     Month   Day    Year

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SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR
CUSTODIAN.)

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                  FINANCIAL ADVISER MUST COMPLETE PAGE 5.
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES
DEALER. Please type or print.
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12  Insurance in Force   Will the proposed contract replace any existing annuity
    or life insurance contract?
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ELECT ONE:  [_] NO [_] YES   IF YES, PLEASE LIST THE INSURANCE IN FORCE ON THE
                             LIFE OF THE PROPOSED CONTRACT OWNER(S) AND
                             ANNUITANT(S):
(Attach a state replacement form if required by the state in which the application is signed.)

                                                                 $
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Company name                                      Year issued    Amount


13  Additional Remarks

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14 SEI Investments/SEI Variable Annuity Total Account Value (For SEI Rewards
   purposes.)

NOTICE: TAX-QUALIFIED ANNUITY CONTRACTS AND MUTUAL FUND ACCOUNTS (INCLUDING
IRAS) CANNOT BE USED WHEN DETERMINING THE AMOUNT OF THE OWNER'S INVESTMENT. INCLUSION OF QUALIFIED CONTRACTS OR ACCOUNTS COULD RESULT IN LOSS OF THE TAX-QUALIFIED STATUS OR TAX PENALTIES. PLEASE PROVIDE US WITH VALUES FOR ONLY NONQUALIFIED CONTRACTS AND ACCOUNTS.

MY CLIENT OWNS A TOTAL OF $ ____________________ IN THE SEI MUTUAL FUNDS, SEI MANAGED ACCOUNTS AND/OR SEI VARIABLE ANNUITY PRODUCTS INCLUDING $200,000 OR MORE IN THIS CONTRACT.

Account no.___________ SSN____________ Account no.___________ SSN_____________

Account no.___________ SSN____________ Account no.___________ SSN_____________


15  Dealer Information

    Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

[_]1 [_]2 [_]3 [_]4 [_]5 [_]6 [_]7 [_]ADVBN OR [_] INCOME4LIFE(R) Solution -
                                                   complete Form 30350SEI
                                                   (nonqualified) or Form
                                                   30350Q-SEI (qualified)


----------------------------------------------- [_][_][_] [_][_][_]-[_][_][_][_]
Registered representative's name (print as it   Registered representative's
appears on NASD licensing)                      telephone number

----------------------------------------------- [_][_][_]-[_][_]-[_][_][_][_]
Client account number at dealer (if applicable) Registered representative's SSN

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Dealer's name

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Branch address                    City                  State            ZIP

[_] CHECK IF BROKER CHANGE OF ADDRESS   Rep Code at Firm
                                                        -----------------------

16  Representative's Signature

The representative hereby certifies that he/she witnessed the signature(s) in
Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

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Signature

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Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

SEI SELECT
VARIABLE ANNUITY

LINCOLN LIFE
P.O. Box 7878
Fort Wayne, IN 46801-7878

BY EXPRESS MAIL:  LINCOLN LIFE
                  Attention: SEI Operations
                  1300 South Clinton Street
                  Fort Wayne, IN 46802

If you have any questions regarding this application, call Lincoln Life at 877 734-2689.

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